UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  July 11, 2008



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

      In a press release issued on July 11, 2008, Jones Lang LaSalle Incorporated (the "Company") announced that it closed on the agreement and plan of merger with Staubach Holdings, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      EXHIBIT
      NUMBER      DESCRIPTION
      -------     -----------

      99.1        Press Release issued by the Company on July 11, 2008

                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 11, 2008                 JONES LANG LASALLE INCORPORATED


                                    By:   /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Name:   Joseph J. Romenesko
                                          Title:  Treasurer

                                EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

 99.1       Press Release issued by the Company on July 11, 2008